Exhibit 10.1

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (the “Agreement”), is made and entered into as of June 2, 2011 by and between POKERTEK, INC. a North Carolina corporation, (the “Company”) on the one hand and Gehrig White and Arthur Lomax (the "Lenders"), on the other hand.

WHEREAS, the Company and Lyle Berman, Gehrig White, James Crawford and Arthur Lomax (the “Original Lenders”) are parties to a Note Purchase Agreement dated as of March 21, 2008, which was amended September 10, 2009 (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, the Company issued to the Original Lenders a Secured Promissory Note in the principal amount of $2,000,000, which was amended as of July 9, 2009 and September 10, 2009 (the “Original Note”); and

WHEREAS, the Company and the Original Lenders, entered into a Security Agreement dated as of March 21, 2008, which was amended as of September 9, 2009, wherein the Company has granted to the Original Lenders a security interest in certain of its assets (the “Security Agreement”, and together with the Purchase Agreement and the Note hereinafter collectively called the “Loan Agreements”) to secure its Secured Obligations (as defined in the Security Agreement) to the Original Lenders; and

WHEREAS, all amounts due to Lyle Berman and James Crawford pursuant to the Original Note have been paid in full; and

WHEREAS, the Company and the Lenders wish to modify certain terms of the Loan Agreements.

NOW THEREFORE, the parties hereto agree as follows:

1.           Waiver of Defaults.

Subject to and expressly conditioned upon all of the terms and conditions contained in this Agreement, the Lenders hereby waive any and all defaults under the Original Note, the Purchase Agreement and/or the Security Agreement, existing on the date hereof, if any.

2.           Amendment of Notes.

(a)           The Original Note is amended and restated in its entirety as is set forth on Exhibit A hereto.

(b)           The Security Agreement is amended and restated in its entirety as set forth on Exhibit B hereto.

3.           Miscellaneous.

(a)           This Agreement including the Exhibits hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. No provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(b)           This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(c)           Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(d)           This Agreement shall be governed by and construed and in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of law or choice of law provisions.

(e)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission or .pdf, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above indicated.

POKERTEK, INC.

By:	/s/ Mark Roberson
Name:	Mark Roberson
Title:	Chief Executive Officer

/s/ Gehrig White
Gehrig White

/s/ Arthur Lomax
Arthur Lomax

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THIS NOTE MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

Original Issue Date:                                March 21, 2008

Date of this Amended and Restated Note: June 2, 2011

AMENDED AND RESTATED
 pokertek, inc.
Secured Promissory Note

 $700,000.00

1.           Principal. POKERTEK INC., a North Carolina corporation (the “Company”), for value received, hereby promises to pay to the order of Gehrig White and Arthur Lomax (collectively, and in the proportion set forth on Schedule A annexed hereto, individually a “Holder” and collectively the "Holders") in lawful money of the United States of America at the address for notices to Holder set forth below, the principal amount of $700,000.00, together with interest as set forth below.

2.           Interest and Maturity. The Company promises to pay interest on the unpaid principal amount from and after the date hereof at the option of each individual Holder, payable quarterly in arrears, at the rate of (a) nine percent (9%) per annum payable in cash or (b) thirteen percent (13%) per annum payable in common stock of the Company, at an individual Holder’s election, calculated as the interest amount due and owing for the month divided by the consolidated closing bid price per share of the Company’s common stock as reported on the NASDAQ Capital Market on the last trading day of a given calendar quarter. Notwithstanding any other provision of the Agreement, an individual Holder shall always be able to personally elect whether he is paid in cash or common stock under this Section 2. For the sake of clarity, notwithstanding anything in the Purchase Agreement (as defined below), the Holders, collectively, shall not have the ability to amend any agreement to provide that an individual Holder must choose to be repaid in common stock. Put differently, the Holders cannot force an individual Holder to convert his portion of the Note into stock.

The Company agrees to make such calculation and submit to the Board of Directors a resolution for the issuance of such shares, and thereafter deliver such resolution with instructions for issuance of the shares to its transfer agent. After an election is made by a Holder, the Holder can change his election upon 30 days prior written notice to the Chief Financial Officer of the Company, and the new interest election shall be effective for the next payment date after the notice was given. Unless prepaid earlier as set forth below, all unpaid principal and unpaid accrued interest on this Note shall be due and payable on March 21, 2013 (the “Maturity Date”). This Note was originally issued pursuant to, and it is subject to the terms of the Note Purchase Agreement among the Company and the Holder dated as of March 21, 2008 (the "Purchase Agreement"). In the event of any conflict between this Note and the Purchase Agreement, the terms of this Note will control. The assets of the Company defined as “Collateral” in an Amended and Restated Security Agreement dated as of June 2, 2011, (the "Security Agreement") shall serve as security for repayment of this Note, as further described in the Security Agreement.

3.           Prepayment.                      All unpaid principal and unpaid accrued interest of this Note may be prepaid, in whole or in part, at any time in the discretion of the Company without any prepayment penalty or charge. Any prepayment of this Note will be credited first against accrued interest, then principal. Upon payment in full of the amount of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

4.           Notices. Any notice, other communication or payment required or permitted hereunder shall be given in writing and shall be deemed effectively given as provided in the Purchase Agreement.

5.           Defaults and Remedies.

5.1           Events of Default. An “Event of Default” shall occur hereunder if:

(i)	the Company shall default in the payment of any interest or principal on this Note, when and as the same shall become due and payable (and such default is not cured within 15 business days); or

(ii)
the Company shall default in the due observance or performance of any covenant, representation, warranty, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement or Security Agreement, and such default is not remedied or waived within the time periods permitted therein, or if no cure period is provided therein, within thirty (30) days after the Company receives notice of such default; or

(iii)
any representation, warranty, certification or statement made by or on behalf of the Company in the Purchase Agreement or Security Agreement shall have been incorrect in any material respect when made; or

(iv)	if the Company shall commence any proceeding in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws; or

(v)
if such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within sixty (60) days after its commencement.

5.2           Acceleration. If an Event of Default occurs under Section 5.1(iv) or (v), then the outstanding principal of and accrued and unpaid interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Company, may declare the principal of and interest on this Note to be due and payable immediately. Upon any such declaration of acceleration, the Maturity Date shall be deemed to be the date of such acceleration and such principal and interest shall become immediately due and payable and the Holder shall be entitled to exercise all of its rights and remedies hereunder and under the Purchase Agreement and Security Agreement whether at law or in equity. The failure of the Holders to declare the Note due and payable shall not be a waiver of their right to do so, and the Holders shall retain the right to declare the Note due and payable unless they shall execute a written waiver.

6.           Waiver of Notice of Presentment. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Holders in exercising any right hereunder shall operate as a waiver of such right or any other right.

7.           Non-Waiver. The failure of the Holders to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date. No exercise of the rights and powers granted in or held pursuant to this Note by the Holders, and no delays or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

8.           Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the State of North Carolina, without regard to the conflicts of laws or choice of law provisions thereof.

9.           Amendment. Any term of this Note may be amended only with the written consent of the Company and at least three-quarters (3/4) in interest of the Holders. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each individual Holder, each future holder and the Company, and the Company shall promptly give notice to all the Holders of any amendment or waiver effected in accordance with this Section 9.

This Amended and Restated Note is hereby issued by the Company as of June 2, 2011.

POKERTEK, INC.

By:	/s/ Mark Roberson
Name:	Mark Roberson
Title:	Chief Executive Officer

/s/ Gehrig White
Gehrig White

/s/ Arthur Lomax
Arthur Lomax

SCHEDULE A

INDIVIDUAL HOLDER	PROPORTION

Gehrig White	57%

Arthur Lomax	43%

AMENDED AND RESTATED
SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) is dated as of June 2, 2011 and entered into between PokerTek, Inc., a North Carolina corporation (“Grantor”), and the entities set forth on the Schedule of Secured Parties attached hereto (each a “Secured Party” and collectively, the “Secured Parties”).

PRELIMINARY STATEMENTS

A.           Pursuant to the terms of that certain Loan Modification Agreement between Grantor and the Secured Parties (the “Modification Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Secured Parties have agreed to modify the terms of a promissory note made by the Grantor, a copy of which modified Note is annexed hereto (the "Note") and, together with this Agreement, the Modification Agreement, the Purchase Agreement (as defined in the Note), and each of the other agreements and documents contemplated herein and therein, the “Loan Documents”).

B.            As a condition precedent to the execution of the Modification Agreement, the Secured Parties have required Grantor to agree to amend the original security agreement and as so amended to grant, and Grantor has agreed to grant, the Secured Parties a continuing security interest (subject to Permitted Liens (as hereinafter defined)) in and to the Collateral (as hereinafter defined) of Grantor to secure Grantor’s obligations to the Secured Parties under the Loan Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to enter into the Loan Documents, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with the Secured Parties to amend and restate the Security Agreement dated as of March 21, 2008 in its entirety as follows.

SECTION 1. Grant of Security.

Grantor hereby assigns to the Secured Parties, and hereby grants to the Secured Parties, a security interest in, all of Grantor’s right, title and interest in and to all of those items set forth on Exhibit A attached hereto and incorporated herein by reference (collectively, the “Collateral”), in each case whether now or hereafter existing, whether tangible or intangible, or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.

SECTION 2. Security for Obligations.

This Agreement is given to secure the due and punctual payment of the principal of and interest on the Note (along with any penalties and/or adjustments to the amounts owed under the Note thereunder) and the due and punctual performance of all other obligations under the Loan Documents, together with any extensions and renewals of the foregoing obligations (collectively the “Secured Obligations”).

SECTION 3. Grantor Remains Liable.

Anything contained herein to the contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Parties of any of their rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) except in the roles as officers and/or directors of the Grantor, the Secured Parties shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties; Covenants.

Grantor represents and warrants and covenants as follows:

(a)           Except for the security interest created by this Agreement, the Permitted Liens (as defined below) and the priority security interest of Silicon Valley Bank, Grantor owns the Collateral free and clear of any encumbrance. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

For purposes of this Agreement, “Permitted Liens” means (i) any liens arising under this Security Agreement or any other Loan Documents; (ii) liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith; (iii) materialmen’s, mechanics’, warehousemen’s, carriers’, repairmen’s, artisans’, landlords’ or other similar liens arising in the ordinary course of business or by operation of law; or (iv) easements, reservations, rights-of-law, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not having a material adverse effect on Grantor’s business or assets.

(b)           No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any person is required for the grant by Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of the Agreement by Grantor.

(c)           Grantor will not grant further security interests or allow the imposition of further liens on the Collateral other than encumbrances in favor of the Secured Parties and the Permitted Liens without the consent of the Secured Parties holding a majority of the Secured Obligations.

SECTION 5. Further Assurances.

(a)           Grantor agrees that from time to time, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

SECTION 6. Certain Covenants of Grantor.

Grantor shall:

(a)           not use or permit any Collateral to be used unlawfully or in material violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b)           notify the Secured Parties of any change in Grantor’s name, identity or corporate structure within 30 days of such change;

(c)           pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; and

(d)           maintain sole physical custody of the only original of each lease or other item of chattel paper constituting Collateral.

SECTION 7. Events of Default. Any one or more of the following shall constitute a default or event of default by Grantor hereunder (each, an “Event of Default”):

(a)           failure of Grantor to observe or perform any material obligation, covenant, condition or term of this Agreement, the Note, or any of the other Loan Documents; or

(b)           any warranty or representation made or furnished to the Secured Parties by or on behalf of Grantor in connection with this Agreement or any of the other Loan Documents proves to have been false or misleading in any material respect when made or furnished; or

(c)           any Event of Default under the Note.

SECTION 8. Attorney-in-Fact.

Each Secured Party hereby appoints Gehrig White as collateral agent (the “Collateral Agent”) for the purposes of perfecting the Secured Parties’ security interests hereunder and for the purposes set forth in this Section 8. Grantor does hereby irrevocably make, constitute and appoint the Collateral Agent on behalf of all of the Secured Parties as its true and lawful attorney-in-fact (the “Power of Attorney”), with full power and authority to do any and all acts necessary or proper to carry out the intent of this Agreement including, without limitation, the right, power and authority (a) to enforce all rights of Grantor under and pursuant to any agreements with respect to the Collateral, all for the sole benefit of the Secured Parties; (b) to enter into and perform such arrangements as may be necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by Grantor; (c) to execute such other and further mortgages, pledges and assignments of the Collateral as the Secured Parties may reasonably require for the purpose of perfecting, protecting or maintaining the security interest granted to the Secured Parties by this Agreement; and (d) to do any and all other things necessary or proper to carry out the intent of this Agreement, and Grantor hereby ratifies and confirms that the party reflected above as such attorney-in-fact or its substitutes does by virtue of this Power of Attorney, which power is coupled with an interest and is irrevocable, until Grantor has paid in full the Secured Obligations and this Agreement is terminated. The person or entity charged with the foregoing Power of Attorney may be changed by the written approval of a majority in interest of the Secured Parties and, upon written notice thereof to Grantor, Grantor shall be bound thereby; provided, however, that any such newly appointed Power of Attorney shall be selected from the Secured Parties party to this Security Agreement.

SECTION 9.Remedies.

If the occurrence of any Event of Default shall have occurred and be continuing, any of the Secured Parties acting on its own behalf, or the Collateral Agent acting on behalf of all of the Secured Parties may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in the State of North Carolina (the “UCC”), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of any of the Secured Parties or upon the request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place to be designated by the Secured Parties that is reasonably convenient to both parties; (b) peacefully enter onto the property where any Collateral is located and take possession thereof with or without judicial process; (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Parties deem appropriate; (d) peacefully take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation; and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Parties’ offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Parties may deem commercially reasonable. The Secured Parties may be the purchaser of any or all of the Collateral at any such sale and the Secured Parties shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Parties at such sale. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

It is understood that each Secured Party shall have the right to pursue any or all of the remedies available hereunder without approval of any other Secured Party, subject to the application of proceeds set forth in Section 10 below.

SECTION 10. Application of Proceeds.

All proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

FIRST:                      to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the agents and counsel for the Secured Parties, and all other expenses, liabilities and advances made or incurred by the Secured Parties in connection therewith;

SECOND: to the payment of all other Secured Obligations on a pro rata basis to each Secured Party based upon the amount of the Notes owned by each such Secured Party and, as to obligations arising under the Loan Documents, as provided in such agreements; and

THIRD:                      any balance to Grantor.

SECTION 11. Continuing Security Interest; Transfer of Obligations; Termination.

This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until terminated in accordance with the provisions of this Section or as the parties may otherwise agree, (b) be binding upon Grantor and its respective successors and assigns, and (c) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their permitted successors, transferees and assigns. Grantor acknowledges and agrees that the number and amount of the Secured Obligations may fluctuate from time to time hereafter. Grantor expressly agrees that this Agreement and the security interest in the Collateral conveyed to the Secured Parties hereunder shall remain valid and in full force and effect, notwithstanding any such fluctuations and future payments. This Agreement shall terminate, and each Secured Party shall release its security interest in the Collateral (and shall execute any and all documents reasonably requested in connection with such release, which obligation shall survive such termination), upon the earlier of (a) payment in full by or on behalf of Grantor of all of the then outstanding Notes issued pursuant to the Purchase Agreement, or (b) mutual agreement.

SECTION 12. Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the holders of Notes representing a majority of the outstanding principal amount of the Loan and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Notwithstanding anything to the contrary in this Section 12, the Company shall be entitled to include additional Secured Parties as parties to this Agreement pursuant to the addition of additional purchasers of Notes pursuant to the Purchase Agreement, and to treat such parties as “Secured Parties” hereunder, by amending the Schedule of Secured Parties attached hereto and providing such amended Schedule of Secured Parties to the other parties to this Agreement.

SECTION 13.Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and shall be deemed to have been given to the address provided in and as determined pursuant to the Purchase Agreement.

SECTION 14. Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of any of the Secured Parties in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 15. Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 16.Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17. Governing Law; Terms; Rules of Construction.

THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NORTH CAROLINA.

SECTION 18. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

IN WITNESS WHEREOF, Grantor and the Secured Parties have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Grantor:

POKERTEK, INC.

By:	/s/ Mark Roberson
Name:	Mark Roberson
Title:	Chief Executive Officer

Secured Parties:

/s/ Gehrig White
Gehrig White

/s/ Arthur Lomax
Arthur Lomax